FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report:

                        RETURN ON INVESTMENT CORPORATION

             Delaware              033-36198             22-3038309

          1825 Barrett Lakes Blvd., Suite 260, Kennesaw, Georgia 30144

                                  770-517-4750

                      FORMERLY NET/TECH INTERNATIONAL, INC.

        Former address: 1 West Front Street, Suite 30, Red Bank, NJ 07701

                    ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS

FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

The audited financial statements for Results Oriented Integration Corporation, the business acquired by the Company in the merger of August 10, 2000 follow.

                                                                RESULTS ORIENTED
                                                         INTEGRATION CORPORATION
                                                           D/B/A ROI CORPORATION

================================================================================

                                                            FINANCIAL STATEMENTS
                                              YEARS ENDED JUNE 30, 2000 AND 1999

                                                                RESULTS ORIENTED
                                                         INTEGRATION CORPORATION
                                                           D/B/A ROI CORPORATION

================================================================================

                                                            FINANCIAL STATEMENTS
                                              YEARS ENDED JUNE 30, 2000 AND 1999

                                        RESULTS ORIENTED INTEGRATION CORPORATION
                                                           D/B/A ROI CORPORATION

                                                                        CONTENTS

================================================================================

REPORTS OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS                       2-3

FINANCIAL STATEMENTS

   Balance sheets                                                           4

   Statements of operations                                                 5

   Statements of shareholders' equity (capital deficit)                     6

   Statements of cash flows                                                 7

   Notes to financial statements                                         8-18

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of Results Oriented Integration Corporation d/b/a ROI Corporation

We have audited the accompanying balance sheet of Results Oriented Integration Corporation d/b/a ROI Corporation as of June 30, 2000, and the related statement of operations, shareholders' equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ROI Corporation as of June 30, 2000 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

/s/ BDO Seidman, LLP

October 6, 2000

                                  GUY R. WILCOX
                           CERTIFIED PUBLIC ACCOUNTANT
                             2270 CASTLE LAKE DRIVE
                              TYRONE, GEORGIA 30290
                       (770) 632-9933 O FAX (770) 632-0194

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Stockholders of Results Oriented Integration Corporation

I have audited the accompanying balance sheets of Results Oriented Integration Corporation as of June 30, 1999 and 1998, and the related statements of income, stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Results Oriented Integration Corporation as of June 30, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

By: /s/ Guy R. Wilcox, CPA

October 28, 1999

                                               RESULTS ORIENTED INTEGRATION CORPORATION
                                                                  D/B/A ROI CORPORATION

                                                                         BALANCE SHEETS

=======================================================================================

June 30,                                                          2000             1999
---------------------------------------------------------------------------------------
ASSETS
CURRENT
  Cash                                                    $     28,568     $         --
  Accounts receivable, less allowance for
    doubtful accounts of $51,800 in 2000                       612,308          400,322
  Prepaid expenses and other current assets                    131,503               --
---------------------------------------------------------------------------------------
Total current assets                                           772,379          400,322

PROPERTY AND EQUIPMENT, NET                                    939,685        1,222,717
---------------------------------------------------------------------------------------
                                                          $  1,712,064     $  1,623,039
=======================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY (CAPITAL DEFICIT)

CURRENT LIABILITIES
  Note Payable                                            $    200,000     $         --
  Accounts payable                                             104,673           63,020
  Accrued expenses                                             230,076           50,000
  Current portion of long - term debt due shareholder          198,484          203,711
  Current portion of long - term debt - other                   22,292           17,233
  Deferred revenue                                             683,062          179,277
  Other                                                         72,000           64,698
---------------------------------------------------------------------------------------
Total current liabilities                                    1,510,587          577,939

Long - term debt due shareholder, less current portion         490,548          661,612
Long - term debt - other, less current portion                  16,701           38,993
Other long - term liabilities                                  257,025          329,025
---------------------------------------------------------------------------------------
Total liabilities                                            2,274,861        1,607,569
---------------------------------------------------------------------------------------
COMMITMENTS

SHAREHOLDERS' EQUITY (CAPITAL DEFICIT)
  Common stock, no par value (10,000,000 shares
    authorized, 6,118,918 and 5,333,200; issued
    and outstanding, respectively)                               5,039            1,333

  Additional paid in capital                                    84,511               --
  Retained earnings (deficit)                                 (652,347)          14,137
---------------------------------------------------------------------------------------
Total shareholders' equity (capital deficit)                  (562,797)          15,470
---------------------------------------------------------------------------------------
                                                          $  1,712,064     $  1,623,039
=======================================================================================

                                        See accompanying notes to financial statements.

                                                      RESULTS ORIENTED INTEGRATION CORPORATION
                                                                         D/B/A ROI CORPORATION

                                                                      STATEMENTS OF OPERATIONS

==============================================================================================

Years ended June 30,                                                     2000             1999
----------------------------------------------------------------------------------------------

REVENUE
  License fees                                                   $  1,642,569     $    976,038
  Support and update services                                         534,174          273,324
  Other                                                                16,522           56,011
----------------------------------------------------------------------------------------------
Total revenues                                                      2,193,265        1,305,373
----------------------------------------------------------------------------------------------

EXPENSES
  General and administrative (including non-cash compensation
    Expense of $84,511 in 2000)                                     2,355,047        1,078,085
  Sales and marketing                                                 419,651          144,324
----------------------------------------------------------------------------------------------
Total operating expenses                                            2,774,698        1,222,409
----------------------------------------------------------------------------------------------

(Loss) income from operations                                        (581,433)          82,964

Interest expense                                                      (85,051)         (57,837)
----------------------------------------------------------------------------------------------

NET (LOSS) INCOME BEFORE TAXES ON INCOME (LOSS)                      (666,484)          25,127

TAXES ON INCOME (LOSS)                                                     --               --
----------------------------------------------------------------------------------------------

NET (LOSS) INCOME                                                $   (666,484)    $     25,127
==============================================================================================

BASIC AND DILUTED (LOSS) EARNINGS PER COMMON SHARE               $      (0.11)    $       0.01
==============================================================================================

BASIC AND DILUTED WEIGHTED AVERAGE
COMMON SHARES OUTSTANDING                                           6,064,414        4,789,160
==============================================================================================

                                               See accompanying notes to financial statements.

                                                      RESULTS ORIENTED INTEGRATION CORPORATION
                                                                         D/B/A ROI CORPORATION

                                          STATEMENTS OF SHAREHOLDERS' EQUITY (CAPITAL DEFICIT)
                                                            YEARS ENDED JUNE 30, 2000 AND 1999

==============================================================================================

                                     Common Stock         Additional    Retained
                                ----------------------      Paid-In     Earnings
                                  Shares       Amount       Capital     (Deficit)      Total
----------------------------------------------------------------------------------------------
BALANCE, June 30, 1998          2,456,667    $     500    $      --    $ (10,990)    $ (10,490)

    Issuance of common stock    3,498,740          833           --           --           833

    Net income                         --           --           --       25,127        25,127
----------------------------------------------------------------------------------------------
BALANCE, June 30, 1999          5,955,407        1,333           --       14,137        15,470

    Stock options exercised       163,511        3,706       84,511           --        88,217

    Net loss                           --           --           --     (666,484)     (666,484)
----------------------------------------------------------------------------------------------
BALANCE, June 30, 2000          6,118,918    $   5,039    $  84,511    $(652,347)    $(562,797)
==============================================================================================

                                               See accompanying notes to financial statements.

                                        RESULTS ORIENTED INTEGRATION CORPORATION
                                                           D/B/A ROI CORPORATION

                                                        STATEMENTS OF CASH FLOWS

================================================================================

Years ended June 30,                                     2000           1999
--------------------------------------------------------------------------------

OPERATING ACTIVITIES
  Net (loss) income                                   $ (666,484)    $   25,127
  Adjustments to reconcile net (loss) income to
    net cash provided by operating activities:
      Non-cash compensation expense                       84,511             --
      Depreciation and amortization                      323,464        222,883
      Changes in operating assets and liabilities:
        Accounts receivable                             (211,987)      (290,194)
        Prepaid expenses and other current assets       (131,503)            --
        Accounts payable                                  41,652         58,467
        Accrued expenses                                 180,076         50,000
        Deferred revenues                                503,785        179,277
--------------------------------------------------------------------------------
Cash provided by operating activities                    123,514        245,560
--------------------------------------------------------------------------------
INVESTING ACTIVITY
  Purchase of property and equipment                     (40,431)      (900,000)
--------------------------------------------------------------------------------
FINANCING ACTIVITIES
  Proceeds from the exercise of stock options              3,706             --
  Proceeds from the issuance of common stock                  --            833
  Advances (repayments) of long term debt               (193,523)       791,884
  Advances under the note payable                        200,000             --
  Other liabilities                                      (64,698)      (138,277)
--------------------------------------------------------------------------------
Cash (used in) provided by financing activities          (54,515)       654,440
--------------------------------------------------------------------------------
NET INCREASE IN CASH                                      28,568             --

CASH, beginning of year                                       --             --
--------------------------------------------------------------------------------
CASH, end of year                                     $   28,568     $       --
================================================================================

                                 See accompanying notes to financial statements.

                                        RESULTS ORIENTED INTEGRATION CORPORATION
                                                           D/B/A ROI CORPORATION

                                                   NOTES TO FINANCIAL STATEMENTS

================================================================================

1.  SUMMARY OF           NATURE OF OPERATIONS
    SIGNIFICANT
    ACCOUNTING           Results   Oriented   Integration   Company   d/b/a  ROI
    POLICIES             Corporation (the "Company")  develops  software for the
                         IBM  AS400   computer   system  and  provides   related
                         services. The software is categorized as "e-transaction
                         middleware"   meaning  that  it  processes   electronic
                         transactions primarily related to credit card and check processing as part of retail, mail order, and Internet e-commerce applications.

                         PROPERTY AND EQUIPMENT

                         Property and equipment are stated at cost, net of accumulated depreciation and amortization. Depreciation is provided using the straight-line method over the estimated useful lives of the assets, generally ranging from three to seven years. Leasehold improvements are amortized using the straight-line method over the lesser of the lease term and the estimated useful lives of the related assets.

                         Long-lived assets are evaluated for impairment when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through the estimated undiscounted future cash flows resulting from the use of these assets. When any such impairment exists, the related assets will be written down to fair value.

                         REVENUE RECOGNITION

                         The Company recognizes product revenue upon shipment if persuasive evidence of an arrangement exists, delivery has occurred, the fees are fixed and determinable and collectibility is probable.

                                        RESULTS ORIENTED INTEGRATION CORPORATION
                                                           D/B/A ROI CORPORATION

                                                   NOTES TO FINANCIAL STATEMENTS

================================================================================

                         During 2000 and 1999, a majority of revenues were derived from the shipment of software (license fees). License fees are recognized as revenue once the underlying software is accepted by the customer and/or installed. This is the time at which the Company believes that revenue as described above, has occurred.

                         Maintenance   and  support   revenue  is  deferred  and
                         recognized ratably over the contractual maintenance period, generally one year.

                         INCOME TAXES

                         The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards (SFAS) No. 109, Accounting for Income Taxes, which requires an asset and liability approach. This approach results in the recognition of deferred tax assets (future tax benefits) and liabilities for the expected future tax consequences of temporary differences between the book carrying amounts and the tax basis of assets and liabilities. The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be deductible or taxable when the assets and liabilities are recovered or settled. Future tax benefits are subject to a valuation allowance when management believes it is more likely than not that the deferred tax assets will not be realized.

                         (LOSS) EARNINGS PER SHARE

                         Basic earnings per share is computed using the weighted-average number of common shares outstanding during the period. Diluted earnings per share is computed using the weighted-average number of common and common equivalent shares outstanding during the period, if dilutive.

                         As a result of the net loss incurred in the year ended June 30, 2000, 9,300 stock options were antidilutive and accordingly, were excluded from the computation of loss per share. There were no common equivalent shares outstanding in the year ended June 30, 1999.

                                        RESULTS ORIENTED INTEGRATION CORPORATION
                                                           D/B/A ROI CORPORATION

                                                   NOTES TO FINANCIAL STATEMENTS

================================================================================

                         USE OF ESTIMATES

                         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                         IMPACT OF RECENTLY ISSUED ACCOUNTING STANDARDS

                         In June 1998, the Financial Accounting Standards Board issued SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities. SFAS No. 133 establishes accounting and reporting standards requiring that every derivative instrument, including certain derivative instruments imbedded in other contracts, be recorded in the balance sheet as either an asset or liability measured at its fair value. The statement also requires that changes in the derivative's fair value be recognized in earnings unless specific hedge accounting criteria are met. SFAS No. 137 delayed the effective date of SFAS No. 133 to fiscal years beginning after June 15, 2000. The Company expects that the adoption of SFAS No. 133 will not have a material impact on its financial position or results of operations.

                         FAIR VALUES OF FINANCIAL INSTRUMENTS

                         The Company has a number of financial instruments, including cash, trade receivables, trade payables, a note payable and long term debt none of which are held for trading purposes. The Company estimates that the fair value of the financial instruments does not differ materially from the aggregate carrying values recorded in the balance sheet. The estimated fair value amounts have been determined by the Company using available market information and appropriate valuation methodologies. Considerable judgment is required in interpreting market data to develop these estimates of fair value and, accordingly, the estimates are not necessarily indicative of the amounts that the Company could realize in a current market exchange.

                                        RESULTS ORIENTED INTEGRATION CORPORATION
                                                           D/B/A ROI CORPORATION

                                                   NOTES TO FINANCIAL STATEMENTS

================================================================================

                         RISKS AND UNCERTAINTIES

                         The Company is subject to risks and uncertainties in the normal course of business including customer acceptance of its products, rapid technological changes, delays in introducing and market acceptance of new products, competition, e-business developments, ability to attract and retain qualified personnel, ability to protect its intellectual property, and other matters inherent in the software industry.

2.  PROPERTY AND         Property  and   equipment   are   summarized  by  major
    EQUIPMENT            classifications as follows at June 30:

                                                              2000          1999
                         -------------------------------------------------------

                         Computer equipment             $   38,955   $    38,955
                         Furniture and fixtures             70,343        54,150
                         Purchased software              1,543,521     1,524,282
                         -------------------------------------------------------

                                                         1,652,819     1,617,387
                         Less accumulated depreciation
                         and amortization                 (713,134)     (394,670
                         -------------------------------------------------------

                                                        $  939,685   $ 1,222,717
                         -------------------------------------------------------

3.  NOTE PAYABLE         The  Company  has a line of credit,  due on October 15,
                         2000,  with a bank with  interest  at the bank's  prime
                         rate (9.5% at June 30,  2000) plus 1%.  Advances  under
                         the  line  of  credit  are  limited  to  a  maximum  of
                         $200,000.  The balances  outstanding under this line of
                         credit at June 30, 2000 and 1999, were $200,000 and $0,
                         respectively.   The  line  of  credit  is   secured  by
                         substantially all of the Company's assets as well as personal guarantees signed by two shareholders of the Company. Subsequent to year-end, amounts due under the line of credit were paid-off and the line was allowed to expire (see Note 12).

                                        RESULTS ORIENTED INTEGRATION CORPORATION
                                                           D/B/A ROI CORPORATION

                                                   NOTES TO FINANCIAL STATEMENTS

================================================================================

4.  LONG TERM DEBT       Long term debt consisted of the following June 30:

                                                         2000            1999
                         -------------------------------------------------------
                         Note payable to shareholder
                         due January 2004 with interest
                         fixed at 7.25%, payable in
                         monthly installments of
                         $17,928, secured by
                         substantially all of the
                         Company's assets.            $ 663,255       $ 823,919

                         Note payable to a bank due
                         March 2002 with interest fixed
                         at 8.75% payable in monthly
                         installments of $1,923,
                         secured by substantially all
                         of the Company's assets.        38,993          56,226

                         Unsecured Credit Card advances
                         by a shareholder requiring
                         monthly payments at rates
                         varying from 9% to 9.7%.        25,777          41,404
                         -------------------------------------------------------

                         Total notes payable            728,025         921,549
                         Less current portion of
                         long-term debt                (220,776)       (220,944)
                         -------------------------------------------------------
                                                      $ 507,249       $ 700,605
                         -------------------------------------------------------

                         Maturities of long term debt are as follows:

                                 Year                                   Amount
                         -------------------------------------------------------

                                 2001                                 $220,776
                                 2002                                  202,354
                                 2003                                  199,569
                                 2004                                  105,326
                         -------------------------------------------------------

                                                                      $728,025
                         -------------------------------------------------------

                                        RESULTS ORIENTED INTEGRATION CORPORATION
                                                           D/B/A ROI CORPORATION

                                                   NOTES TO FINANCIAL STATEMENTS

================================================================================

5.  ACCRUED EXPENSES     Accrued expenses consisted of the following at June 30:

                                                             2000           1999
                         -------------------------------------------------------

                         Payroll                        $  79,932      $      --
                         Consulting fees                  150,000         50,000
                         Other                                144             --
                         -------------------------------------------------------

                                                        $ 230,076      $  50,000
                         -------------------------------------------------------

6.  STOCK OPTION PLAN    In January  1999,  the Company  adopted  its  incentive
                         stock option plan (the "plan") whereby total options to
                         purchase   3,000,000  shares  may  be  granted  to  key
                         employees at a price not less than fair market value at the time the options are granted and are exercisable after the employee has been with the Company for a period of one or two years. The options are exercisable for a period not to exceed ten years. Information regarding the option plan is as follows:

                                                                        Weighted
                                                                         Average
                                                                        Exercise
                                                             Shares        Price
                         -------------------------------------------------------

                         Outstanding as of June 30, 1999          -           -
                           Granted                          179,811          .03
                           Exercised                       (163,511)         .03
                           Cancelled                         (7,000)         .03
                         -------------------------------------------------------

                         Outstanding as of June 30, 2000      9,300          .03
                         -------------------------------------------------------

                         The weighted average fair value of options granted during the year ended June 30, 2000 was $0.48 per share. The weighted average remaining life of options outstanding at June 30, 2000 was 4.5 years. As of June 30, 2000, 9,300 options were exercisable.

                         The Company applies Accounting Principles Board Opinion No. 25 (APB No. 25), Accounting for Stock Issued to Employees and related interpretations in accounting for its stock option plans. Options granted to employees and directors are accounted for under APB No. 25 and compensation expense is recognized for the intrinsic value of the options granted.

                                        RESULTS ORIENTED INTEGRATION CORPORATION
                                                           D/B/A ROI CORPORATION

                                                   NOTES TO FINANCIAL STATEMENTS

================================================================================

                         As noted above, the plan states that shares may be granted to employees at a price not less than fair market value at the time of the grant. Notwithstanding the foregoing, it has been subsequently determined that the fair market value of options issued during the year ended June 30, 2000 was $.50 per share. This was caused by the Company's eventual reverse merger into a public shell subsequent to year-end, which created a public market for the newly combined companies' stock. As a result, compensation expense of $84,511 was recorded during the year ended June 30, 2000 to reflect the options granted at a discount.

                         The Company has adopted the disclosure-only provisions of SFAS No. 123, "Accounting for Stock-Based Compensation". Had compensation cost been determined based on the fair value at the grant date for awards in 2000, consistent with the provisions of the Standard, the Company's net (loss) income and (loss) income per share would have changed as indicated by the pro forma amounts below:

                         Years Ending June 30,                  2000        1999
                         -------------------------------------------------------
                         Net (loss) income, as reported    $(666,484)    $25,127

                         Pro forma                          (668,282)     25,127
                         -------------------------------------------------------

                         Basic and diluted (loss)
                         income per share, as reported        $(0.11)      $0.01

                         Pro forma                             (0.11)       0.01
                         -------------------------------------------------------

                         The fair value of stock options used to compute pro forma net loss applicable to common shareholders and loss per share disclosures is the estimated present value at grant date using the Black-Scholes option-pricing model with the following weighted average assumptions for 2000: expected volatility of 75% for all years; a risk free interest rate of 5.94%, and an expected option life of 5 years.

                                        RESULTS ORIENTED INTEGRATION CORPORATION
                                                           D/B/A ROI CORPORATION

                                                   NOTES TO FINANCIAL STATEMENTS

================================================================================

7.  INCOME TAXES         Provisions  for federal and state  income  taxes in the
                         statements of operations consist of the following:

                         Years Ending June 30,                2000         1999
                         -------------------------------------------------------

                         Deferred federal income
                           tax benefit                  $ (223,900)   $  (2,000)
                         Deferred state income
                           tax benefit, net of
                           federal tax benefit             (41,000)        (400)
                         Change in valuation
                           allowance                       264,900        2,400
                         -------------------------------------------------------

                                                        $       --    $      --
                         -------------------------------------------------------

                         As of June 30, 2000 and 1999, deferred tax assets (liabilities) comprised the following:

                         Years ended June 30,                 2000         1999
                         -------------------------------------------------------

                         DEFERRED TAX ASSETS
                            Net operating loss
                             carryforward               $  301,000    $ 146,000
                            Stock option compensation
                             not currently deductible       33,800           --
                            Reserves not currently
                             deductible                     33,600           --
                         -------------------------------------------------------

                         Total deferred tax assets         368,400      146,000
                         -------------------------------------------------------

                         DEFERRED TAX LIABILITIES
                            Accrual to cash conversion          --      (82,000)
                            Accumulated depreciation       (93,500)     (54,000)
                         -------------------------------------------------------

                         Total deferred tax liabilities    (93,500)    (136,000)
                         -------------------------------------------------------

                         Net deferred tax asset            274,900       10,000
                         Valuation allowance              (274,900)     (10,000)
                         -------------------------------------------------------
                                                        $       --    $      --
                         -------------------------------------------------------

                                        RESULTS ORIENTED INTEGRATION CORPORATION
                                                           D/B/A ROI CORPORATION

                                                   NOTES TO FINANCIAL STATEMENTS

================================================================================

                         The Company has net operating loss carryforwards available to reduce future taxable income, if any, of approximately $751,000. The benefits from these carryforwards expire through 2020. As of June 30, 2000, management believes it cannot be determined that it is more likely than not that these carryforwards and its other deferred tax assets will be realized, and accordingly, fully reserved for these deferred tax assets. Differences between the effective income tax rate and statutory income tax rates are not material.

8.  STOCK SPLITS         On November 1, 1999, the Board of Directors  declared a
                         3.35-for-1 stock split to stockholders of record of the
                         Company's Common Stock on that date. In addition to the
                         stock split on November 1, 1999, the Board of Directors
                         declared  a   one-for-three   reverse  stock  split  to
                         shareholders of record on that date. These splits were declared due to the pending reverse merger which occurred subsequent to year-end (Note 12).

                         All references to share and per share data and have been restated to reflect the stock split and reverse stock split. The statements of Shareholders' Equity (Capital Deficit) reflect the actual share amounts outstanding for each period presented.

9.  CONCENTRATION        Financial  instruments,  which potentially  subject the
    OF CREDIT RISK       Company  to  concentration  of  credit  risk,   consist
                         principally of trade receivables. The Company places its cash with high quality financial institutions and, by policy, limits the amounts of credit exposure to any one financial institution.

                         As of June 30, 2000 the Company's net accounts receivable are approximately $612,000. The Company believes any risk of accounting loss is significantly reduced due to provision considered at the date of sale for returns and allowances and ongoing credit evaluations of its customers' financial condition as deemed necessary. The Company generally does not require cash collateral or other security to support customer receivables.

10. COMMITMENTS          The Company  leases its facility and certain  equipment
                         under operating leases.

                         Subsequent to year-end the Company entered into a lease agreement on its new facility that expires in July 2005. The lease requires monthly payments of $13,115 commencing July 21, 2000 and escalates at a rate of 4% per year. Commitments relating to this lease agreement are included in the lease commitments schedule below.

                                        RESULTS ORIENTED INTEGRATION CORPORATION
                                                           D/B/A ROI CORPORATION

                                                   NOTES TO FINANCIAL STATEMENTS

================================================================================

                         Future minimum rental payments of the Company's long term leases as of June 30, 2000, inclusive of the new facility lease, are as follows:

                               Year                                     Amount
                         -------------------------------------------------------

                               2001                                   $ 148,918
                               2002                                     163,342
                               2003                                     169,846
                               2004                                     176,634
                               2005                                     183,752
                               Thereafter                                 9,898
                         -------------------------------------------------------

                               Total                                  $ 852,390
                         -------------------------------------------------------

                         Rent expense relating to these operating leases was approximately $49,200 and $23,800 for 2000 and 1999, respectively.

                         The company is committed to a third party to remit payment on a monthly basis of $6,000 per month or 12.5% of the gross monthly sales collections from a specified revenue source. These payments are required until a sum of $580,000 has been paid. This amount was accrued upon the consummation of the agreement. The amounts outstanding at June 30, 2000 and 1999 are included in other long-term liabilities.

11. PENSION PLAN         The Company  adopted a 401(k)  retirement plan on March
                         9, 1998. The plan covers all employees who are at least
                         21 years of age with one or more years of service.  The
                         Company   currently  makes  a  discretionary   matching
                         contribution  of 25% of  the  employee's  contributions
                         elected as a salary deferral by eligible employees. The
                         Company's  matching  contributions  for the years ended
                         June  30,   2000  and   1999   were  $0  and   $15,030,
                         respectively.

                                        RESULTS ORIENTED INTEGRATION CORPORATION
                                                           D/B/A ROI CORPORATION

                                                   NOTES TO FINANCIAL STATEMENTS

================================================================================

                         The Company also sponsors a defined contribution profit sharing plan covering substantially all eligible participants. Contributions are decided by the board of directors each year, however, contributions cannot exceed 15% of each eligible employee's salary. Contributions were $0 and $23,000 for the years ended June 30, 2000 and 1999, respectively.

12. SUBSEQUENT           On August 10, 2000, the Company completed a merger with
    EVENTS               Net/Tech   International   ("Net/Tech"),   a   Delaware
                         corporation.  For accounting purposes,  the merger will
                         be treated as the merger of  Net/Tech  by ROI  (reverse
                         acquisition).   As  such,  in   conjunction   with  the
                         acquisition, the historical financial statements of ROI will replace the historical financial statements of Net/Tech. Prior to the reverse acquisition, Net/Tech was a public shell corporation with no significant operations.

                         Immediately after the reverse merger, the company entered into a private placement agreement whereby the public company offered 2 million shares of its common stock at a rate of $2.50 per share to private investors. In accordance with the private placement the company raised approximately $5 million dollars in August 2000 to fund operations and to further expand the company.

13. SUPPLEMENTAL                                              2000          1999
    DISCLOSURE OF        -------------------------------------------------------
    CASH FLOW
    INFORMATION          Cash paid for interest during
                           the year                        $85,051       $57,943